UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

Commission File Number 000-54530

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

23129 Cajalco Road, Perris, CA 92570

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 7, 2016, Gopher Protocol Inc. (the “Company”) issued a press release announcing an update to their prior press release dated May 10, 2016, that the Company is now working on the integration of its global tracking electronic device through a manufacturing prototype.  As previously stated, the Company has completed its mapping program, which traces the Guardian Patch on existing mapping systems. Users of the Company's Guardian Patch (the "Patch") will be able to trace the Patch in real-time on common mapping services such as Google, Yahoo and Bing.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated June 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

		By:	/s/ Michael Murray
Name: Michael Murray
Title: CEO, President, Secretary,
Treasurer and Director

Date:	June 8, 2016
Perris, California